                                                                   Exhibit 10.12

                                                     [EXECUTION COPY]

                      AMENDMENT NO. 3 TO CREDIT AGREEMENT

      AMENDMENT dated as of May 30, 2001 to the $765,000,000 Credit Agreement dated as of April 13, 1998, as amended as of April 9, 1999 and November 15, 1999 (as so amended, the "CREDIT AGREEMENT") among CAPITA CORPORATION (the "BORROWER"), CIT FINANCIAL LTD. ("CIT FINANCIAL"), NEWCOURT CREDIT GROUP USA INC. ("NEWCOURT"), the BANKS party thereto (the "BANKS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                             W I T N E S S E T H :

      WHEREAS, the parties hereto desire to amend the Credit Agreement as more fully set forth below;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

      SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. (a) The following new term is added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

      "TYCO ACQUISITION" means the proposed acquisition of The CIT Group, Inc. by Tyco International Ltd. publicly announced on March 13, 2001.

      (b) Clause (j) of Section 6.01 of the Credit Agreement is amended to add the words "or the Tyco Acquisition" immediately after the words "the CIT Acquisition".

      SECTION 3. REPRESENTATIONS OF BORROWER. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment
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Effective Date and (ii) no Default will have occurred and be continuing on such date.

      SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      SECTION 6. EFFECTIVENESS. This Amendment shall become effective as of the date hereof on the date when (the "AMENDMENT EFFECTIVE DATE") the Administrative Agent shall have received from each of the Borrower, CIT Financial, Newcourt and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        CAPITA CORPORATION

                                        By /s/ Glenn A. Votek
                                          --------------------------------------
                                          Name:  Glenn A. Votek
                                          Title: Executive Vice President
                                                 & Treasurer


                                        CIT FINANCIAL LTD.

                                        By /s/ Glenn A. Votek
                                          --------------------------------------
                                          Name:  Glenn A. Votek
                                          Title: Executive Vice President
                                                 & Treasurer


                                        NEWCOURT CREDIT GROUP USA INC.

                                        By /s/ Glenn A. Votek
                                          --------------------------------------
                                          Name:  Glenn A. Votek
                                          Title: Executive Vice President
                                                 & Treasurer


                                        MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK

                                        By______________________________________
                                          Name:
                                          Title:


                                        CANADIAN IMPERIAL BANK OF
                                          COMMERCE

                                        By______________________________________
                                          Name:
                                          Title:

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        CAPITA CORPORATION

                                        By______________________________________
                                          Name:
                                          Title:


                                        CIT FINANCIAL LTD.

                                        By______________________________________
                                          Name:
                                          Title:


                                        NEWCOURT CREDIT GROUP USA INC.

                                        By______________________________________
                                          Name:
                                          Title:


                                        MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK

                                        By /s/ Maria H. Dell'Aquila

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        CAPITA CORPORATION

                                        By______________________________________
                                          Name:
                                          Title:


                                        CIT FINANCIAL LTD.

                                        By______________________________________
                                          Name:
                                          Title:


                                        NEWCOURT CREDIT GROUP USA INC.

                                        By______________________________________
                                          Name:
                                          Title:


                                        MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK

                                        By______________________________________
                                          Name:
                                          Title:


                                        CANADIAN IMPERIAL BANK OF
                                          COMMERCE

                                        By /s/
                                          --------------------------------------
                                          Name:
                                          Title: EXECUTIVE DIRECTOR

                                        DEUTSCHE BANK AG. NEW YORK
                                          BRANCH AND/OR CAYMAN
                                          ISLANDS BRANCHES

                                        By /s/ Gayma Z. Shivnarain
                                          --------------------------------------
                                          Name:  Gayma Z. Shivnarain
                                          Title:      Director

                                        By /s/ Suzanne Kissling
                                          --------------------------------------
                                          Name:  Suzanne Kissling
                                          Title: Managing Director


                                        THE CHASE MANHATTAN BANK

                                        By______________________________________
                                          Name:
                                          Title:


                                        BANK OF AMERICA NT & SA

                                        By______________________________________
                                          Name:
                                          Title:


                                        BARCLAYS BANK PLC

                                        By______________________________________
                                          Name:
                                          Title:
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                                        DEUTSCHE BANK AG. NEW YORK
                                          BRANCH AND/OR CAYMAN
                                          ISLANDS BRANCHES

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


                                        THE CHASE MANHATTAN BANK

                                        By /s/ Roger Parker
                                          --------------------------------------
                                          Name:  Roger Parker
                                          Title: Vice President


                                        BANK OF AMERICA NT & SA

                                        By______________________________________
                                          Name:
                                          Title:


                                        BARCLAYS BANK PLC

                                        By______________________________________
                                          Name:
                                          Title:

                                        DEUTSCHE BANK AG. NEW YORK
                                          BRANCH AND/OR CAYMAN
                                          ISLANDS BRANCHES

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


                                        THE CHASE MANHATTAN BANK

                                        By______________________________________
                                          Name:
                                          Title:


                                        BANK OF AMERICA NT & SA

                                        By /s/
                                          --------------------------------------
                                          Name:
                                          Title: Managing Director


                                        BARCLAYS BANK PLC

                                        By______________________________________
                                          Name:
                                          Title:

                                        DEUTSCHE BANK AG. NEW YORK
                                          BRANCH AND/OR CAYMAN
                                          ISLANDS BRANCHES

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


                                        THE CHASE MANHATTAN BANK

                                        By______________________________________
                                          Name:
                                          Title:


                                        BANK OF AMERICA NT & SA

                                        By______________________________________
                                          Name:
                                          Title:


                                        BARCLAYS BANK PLC

                                        By /s/ Alison McGuigan
                                          --------------------------------------
                                          Name:  Alison McGuigan
                                          Title: Associate Director

                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By /s/ Sebastian Rocco
                                          --------------------------------------
                                          Name:     Sebastian Rocco
                                          Title: Senior Vice President


                                        DRESDNER BANK AG
                                          NEW YORK AND GRAND CAYMAN
                                          BRANCHES

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


                                        FIRST UNION NATIONAL BANK

                                        By______________________________________
                                          Name:
                                          Title:


                                        BANC ONE CAPITAL MARKETS

                                        By______________________________________
                                          Name:
                                          Title:

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                                        CREDIT LYONNAIS

                                        By______________________________________
                                          Name:
                                          Title:


                                        DRESDNER BANK AG
                                          NEW YORK AND GRAND CAYMAN
                                          BRANCHES

                                        By /s/ J. Curtin Beaudouin
                                          --------------------------------------
                                          Name:  J. CURTIN BEAUDOUIN
                                          Title: DIRECTOR

                                        By /s/ Mark Van Der Griend
                                          --------------------------------------
                                          Name:  MARK VAN DER GRIEND
                                          Title: DIRECTOR


                                        FIRST UNION NATIONAL BANK

                                        By______________________________________
                                          Name:
                                          Title:


                                        BANC ONE CAPITAL MARKETS

                                        By______________________________________
                                          Name:
                                          Title:

                                        CREDIT LYONNAIS

                                        By______________________________________
                                          Name:
                                          Title:


                                        DRESDNER BANK AG
                                          NEW YORK AND GRAND CAYMAN
                                          BRANCHES

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


                                        FIRST UNION NATIONAL BANK

                                        By /s/ Jane W. Workman
                                          --------------------------------------
                                          Name:  JANE W. WORKMAN
                                          Title: SENIOR VICE PRESIDENT


                                        BANC ONE CAPITAL MARKETS

                                        By______________________________________
                                          Name:
                                          Title:

                                        CREDIT LYONNAIS

                                        By______________________________________
                                          Name:
                                          Title:


                                        DRESDNER BANK AG
                                          NEW YORK AND GRAND CAYMAN
                                          BRANCHES

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


                                        FIRST UNION NATIONAL BANK

                                        By______________________________________
                                          Name:
                                          Title:


                                        BANC ONE CAPITAL MARKETS

                                        By /s/ Janet S. Leong
                                          --------------------------------------
                                          Name:  Janet S. Leong
                                          Title: First Vice President
                                                 BANKONE
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                                        FLEET BANK, N.A.

                                        By /s/ Robert T. P. Storer
                                          --------------------------------------
                                          Name:  ROBERT T. P. STORER
                                          Title: MANAGING DIRECTOR


                                        HSBC BANK USA

                                        By______________________________________
                                          Name:
                                          Title:


                                        NATIONAL AUSTRALIA BANK
                                          LIMITED

                                        By______________________________________
                                          Name:
                                          Title:


                                        ROYAL BANK OF CANADA

                                        By______________________________________
                                          Name:
                                          Title:


                                        THE BANK OF NOVA SCOTIA

                                        By______________________________________
                                          Name:
                                          Title:

                                        FLEET BANK, N.A.

                                        By______________________________________
                                          Name:
                                          Title:


                                        HSBC BANK USA

                                        By /s/ Johan Sorensson
                                          --------------------------------------
                                          Name:  Johan Sorensson
                                          Title: FVP


                                        NATIONAL AUSTRALIA BANK
                                          LIMITED

                                        By______________________________________
                                          Name:
                                          Title:


                                        ROYAL BANK OF CANADA

                                        By______________________________________
                                          Name:
                                          Title:


                                        THE BANK OF NOVA SCOTIA

                                        By______________________________________
                                          Name:
                                          Title:

                                        FLEET BANK, N.A.

                                        By______________________________________
                                          Name:
                                          Title:


                                        HSBC BANK USA

                                        By______________________________________
                                          Name:
                                          Title:


                                        NATIONAL AUSTRALIA BANK
                                          LIMITED

                                        By /s/ Bill Schmid
                                          --------------------------------------
                                          Name:  Bill Schmid
                                          Title: Vice President


                                        ROYAL BANK OF CANADA

                                        By______________________________________
                                          Name:
                                          Title:


                                        THE BANK OF NOVA SCOTIA

                                        By______________________________________
                                          Name:
                                          Title:

                                        FLEET BANK, N.A.

                                        By______________________________________
                                          Name:
                                          Title:


                                        HSBC BANK USA

                                        By______________________________________
                                          Name:
                                          Title:


                                        NATIONAL AUSTRALIA BANK
                                          LIMITED

                                        By______________________________________
                                          Name:
                                          Title:


                                        ROYAL BANK OF CANADA

                                        By /s/ Scott Umbs
                                          --------------------------------------
                                          Name:  SCOTT UMBS
                                          Title: MANAGER


                                        THE BANK OF NOVA SCOTIA

                                        By______________________________________
                                          Name:
                                          Title:

                                        FLEET BANK, N.A.

                                        By______________________________________
                                          Name:
                                          Title:


                                        HSBC BANK USA

                                        By______________________________________
                                          Name:
                                          Title:


                                        NATIONAL AUSTRALIA BANK
                                          LIMITED

                                        By______________________________________
                                          Name:
                                          Title:


                                        ROYAL BANK OF CANADA

                                        By______________________________________
                                          Name:
                                          Title:


                                        THE BANK OF NOVA SCOTIA

                                        By /s/ Brian S. Allen
                                          --------------------------------------
                                          Name:  Brian S. Allen
                                          Title: Managing Director

                                        TORONTO DOMINION (TEXAS), INC.

                                        By /s/ Ann S. Slanis
                                          --------------------------------------
                                          Name:  Ann S. Slanis
                                          Title: Vice President

                                        By______________________________________
                                          Name:
                                          Title:


                                        BANCA MONTE DEI PASCHI
                                          DI SIENA S.P.A.

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


                                        COMERICA BANK

                                        By______________________________________
                                          Name:
                                          Title:


                                        CREDIT SUISSE FIRST BOSTON

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

                                        TORONTO DOMINION (TEXAS), INC.

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


                                        BANCA MONTE DEI PASCHI
                                          DI SIENA S.P.A.

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


                                        COMERICA BANK

                                        By /s/ Joel S. Gordon
                                          --------------------------------------
                                          Name:  Joel S. Gordon
                                          Title: Account Officer


                                        CREDIT SUISSE FIRST BOSTON

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

                                        TORONTO DOMINION (TEXAS), INC.

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


                                        BANCA MONTE DEI PASCHI
                                          DI SIENA S.P.A.

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


                                        COMERICA BANK

                                        By______________________________________
                                          Name:
                                          Title:


                                        CREDIT SUISSE FIRST BOSTON

                                        By /s/ Jay Chall
                                          --------------------------------------
                                          Name:  Jay Chall
                                          Title: Director

                                        By /s/ Thomas P. Irwin
                                          --------------------------------------
                                          Name:  THOMAS P. IRWIN
                                          Title: DIRECTOR

                                        CITIBANK, N.A.

                                        By /s/ E. J. Pitt
                                          --------------------------------------
                                          Name:  E. J. PITT
                                          Title: VICE PRESIDENT


                                        SOCIETE GENERALE

                                        By______________________________________
                                          Name:
                                          Title:


                                        THE BANK OF NEW YORK

                                        By______________________________________
                                          Name:
                                          Title:


                                        BANCO SANTANDER CENTRAL
                                          HISPANOAMERICANO S.A.,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:

                                        BNP PARIBAS

                                        By______________________________________
                                          Name:
                                          Title:

                                        By______________________________________
                                          Name:
                                          Title:


                                        BAYERISCHE LANDESBANK
                                          GIROZENTRALE, CAYMAN
                                          ISLANDS BRANCH

                                        By /s/ Hereward Drummond
                                          --------------------------------------
                                          Name:  Hereward Drummond
                                          Title: Senior Vice President

                                        By /s/ James H. Boyle
                                          --------------------------------------
                                          Name:  James H. Boyle
                                          Title: Vice President


                                        THE FUJI BANK, LIMITED,
                                          NEW YORK BRANCH

                                        By______________________________________
                                          Name:
                                          Title:

                                          --------------------------------------
                                          Name:  MARIA H. DELL'AQUILA
                                          Title: VICE PRESIDENT


                                        CANADIAN IMPERIAL BANK OF
                                          COMMERCE

                                        By______________________________________
                                          Name:
                                          Title:


                                       3
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